UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026 (June 11, 2026)

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On June 12, 2026, the VSee Health, Inc., a Delaware corporation (the “Company”) received a notice, dated June 11, 2026 (the “Notice”), from ADI Funding, LLC (the “Holder”), the holder of the Company’s 8% original issue discount secured promissory note in the aggregate principal amount of $271,739.13 (including the original issue discount of $21,739.13) (the “Promissory Note”). In the Notice, the Holder asserted that an Event of Default had occurred and was continuing under the Promissory Note and related securities purchase agreement, dated June 8, 2026 (the “SPA”), based on the Company’s alleged failure to file a resale registration statement on Form S-1 to register shares for resale pursuant to the Purchase Agreement, the failure to file a Form 8-K related to the Purchase Agreement and failure to issue transfer agent instructions, in each case no later than June 11, 2026. Capitalized terms used under this Item 2.04 but not otherwise defined herein shall have the meanings ascribed to them in the Promissory Note.

Pursuant to Section 2.2 of the Promissory Note, the Company has ten (10) Trading Days from the occurrence of the Event of Default to cure the default. If the default is not fully cured within the applicable cure period, the Holder may exercise all rights and remedies available under the transaction documents, including acceleration of the debt, enforcement of collateral rights, recovery of attorneys' fees and costs, and pursuit of all available legal and equitable remedies, including seeking payment of all amounts due under the Promissory Note, including the Mandatory Default Amount.

The Company is evaluating potential resolution alternatives, including a consensual resolution of the asserted obligations, while preserving all rights, remedies and defenses available to the Company under the transaction documents and applicable law. No assurance can be given as to the timing or outcome of this matter.

The Promissory Note and the SPA were previously filed as exhibits to the Company's Current Report on Form 8-K filed on June 11, 2026 and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2026	VSEE HEALTH, INC.

	By:	/s/ Imoigele Aisiku
	Name:	Imoigele Aisiku
	Title:	Chief Executive Officer

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